EXHIBIT 99.1


         PETROSEARCH RECEIVES THIRD PARTY CONSENT FOR PARTICIPATION IN
                             BARNETT SHALE PROJECT

HOUSTON - JULY 13, 2006 - Petrosearch Energy Corporation (OTCBB:PTSG) ("Petrosearch") announced today that Exxon Mobil Corporation has provided notice of its decision to decline to exercise its preferential purchase right and has given notice of its consent regarding the assignment of certain rights by Harding Company to Petrosearch under the February 2006 agreement covering the Barnett Shale project previously announced. President and CEO Richard Dole stated "The receipt of the waiver and consent removes the uncertainty regarding Petrosearch's participation in the project. We look forward to the project continuing to move forward as planned."

The parties continue to work toward definitive agreements which will restructure the project pursuant to a non-binding "Heads of Agreement" executed on May 9, 2006. The goal of the restructuring of the project is to form an integrated venture including both upstream and pipeline assets.

ABOUT PETROSEARCH
Petrosearch Energy Corporation, a Nevada corporation with executive offices in Houston, Texas, was created by a team of seasoned and successful oil and gas professionals for the purpose of finding and developing oil and gas reserves across the United States. Petrosearch is currently active in Texas, Oklahoma, North Dakota, Louisiana, and Mississippi. For more information please visit www.petrosearch.com.
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FORWARD  LOOKING  STATEMENTS

Statements contained herein and the information incorporated by reference herein may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"). Forward-looking statements can be identified by the use of forward-looking terminology such as, but not limited to, "may," "will," "expect," "anticipate," "estimate," "would be," "believe," or "continue" or the negative or other variations of comparable terminology. We intend such forward-looking statements to be covered by the safe harbor provisions applicable to forward-looking statements contained in Section 21E of the Exchange Act. Such statements (none of which is intended as a guarantee of performance) are subject to certain assumptions, risks and uncertainties, which could cause our actual future results, achievements or transactions to differ materially from those projected or anticipated. Such risks and uncertainties are set forth herein.

Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, or performance and underlying assumptions and other statements, which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demands and acceptance, changes in technology, economic conditions, the impact of competition and pricing, and government regulation and approvals. Petrosearch cautions that assumptions, expectations, projections, intentions, or beliefs about future events may, and often do, vary from actual results and the differences can be material. Some of the key factors which could cause actual results to vary from those Petrosearch expects include changes in natural gas and oil prices, the timing of planned capital expenditures, availability of acquisitions, uncertainties in estimating proved reserves and forecasting production results, operational factors affecting the commencement or maintenance of


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producing  wells, the condition of the capital markets generally, as well as our ability to access them, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting our business.

Our expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis, including without limitation, our examination of historical operating trends, data contained in our records and other data available from third parties. There can be no assurance, however, that our expectations, beliefs or projections will result, be achieved, or be accomplished. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no duty to update these forward-looking statements.